EXHIBIT 10(g)

             The CRIIMI MAE Management, Inc. Executive Deferred Compensation Trust Agreement between CRIIMI MAE Management, Inc. and Richard J. Palmer








                         THE CRIIMI MAE MANAGEMENT, INC.
                         EXECUTIVE DEFERRED COMPENSATION
                                 TRUST AGREEMENT


     THIS TRUST AGREEMENT is made this 30th day of June, 1995, by and between

CRIIMI MAE Management, Inc. (hereinafter the "Company") and Richard J. Palmer as

Trustee (hereinafter the "Trustee").

                                    RECITALS

     R.1  The Company has adopted the CRIIMI MAE Management, Inc. Executive

Deferred Compensation Plan (hereinafter referred to as the "Plan") which provides benefits to certain individuals (hereinafter the "Participants") in connection with their employment with the Company, a copy of such Plan,

reflecting its present terms, being attached hereto as Exhibit A.

     R.2  The Plan provides for the payment of certain benefits to or for the benefit of the Participants;

     R.3  The Company desires to create a trust (hereinafter the "Trust") to provide a convenient mechanism for administering the payment of the

Participants' entitlements under the Plan;

     R.4  The Trust shall be irrevocable as long as the Company is obligated to make payments to Participants or to the beneficiaries of such Participants

(hereinafter referred to as the "Beneficiaries") under the terms of the Plan;

and

     R.5  It is understood that the assets of the Trust shall be subject to the claims of the Company's creditors for the satisfaction of any judgment in bankruptcy or in the event the assets of the Company are insufficient to meet its liabilities as they become due or are otherwise made subject to the control of a trustee or other official appointed to take possession of the Company's assets in an insolvency proceeding.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein,

the Company and the Trustee declare and agree as follows:

                                    ARTICLE I
                              DECLARATION OF TRUST

     1.01 Name.  The Trust shall be known as the "CRIIMI MAE Management, Inc.

Executive Deferred Compensation Trust,"and the Trustee may transact the business and affairs of the Trust in that name.

     1.02 Purposes.  The purposes of the Trust are:

          (a)  to hold the Trust Assets (as defined in Section 2.01 below) for the purpose of satisfying the Company's obligations to the Participants and

Beneficiaries pursuant to the Plan as it currently exists and as it may be amended from time to time (it being agreed that the Company shall promptly deliver to the Trustee any modifications made to the text of the Plan);

          (b)  to enhance and preserve the Trust Assets; and

          (c)  to otherwise carry out the provisions of this Trust Agreement.

                                   ARTICLE II
                           CONTRIBUTIONS TO THE TRUST

     2.01 Trust Assets.  All cash and other property now or hereafter transferred or contributed by the Company to the Trust pursuant to the terms of this Article II, and all accretions and additions thereto, shall constitute the

"Trust Assets" as that term is used herein.  The Company is contributing an

Amended and Restated Promissory Note dated as of March 27,1995, as amended by an

Allonge dated June 23, 1995, payable by C.R.I., Inc., to CRI/AIM Management Inc.

in the current principal amount of $5,002,183.00 (the "CRI Note").

     2.02 Acceptance of Contributions.  The Trustee hereby accepts and agrees that it will accept and hold in trust any contributions to the Trust made by the

Company pursuant to Section 2.01.

                                   ARTICLE III
                           APPLICATION OF TRUST ASSETS

     3.01 Payments.  Except as otherwise provided in this Article III, the

Trustee shall make all payments to the Participants and Beneficiaries as required under the Plan in the amounts and at the times set forth in the Plan.

The amounts payable hereunder shall be payable in the discretion of the Trustee out of the income or principal (even to the extent of the whole) of the Trust

Assets, both of which are considered to be a pool out of which the Company's obligation may be satisfied.

     3.02 Withholding from Payments.  The Trustee shall comply with all applicable federal, state or local withholding requirements.

                                   ARTICLE IV
                                     POWERS

     In carrying out its duties and responsibilities under the Trust, the

Trustee shall have the following powers:

           (a)  To hold the CRI Note and make collections with respect to it notwithstanding that the CRI Note is not of the character of investments ordinarily known as "Trustee Investments" and might not meet the requirements mentioned in any statute or rule of court for fiduciaries for the investment of trust funds; and

          (b)  Take all actions reasonably appropriate to collect the CRI Note including, if necessary, filing suit.


                                    ARTICLE V
                                 ADMINISTRATION

     5.01 Authority of Trustee.  Except as otherwise specifically provided herein, the Trustee shall have the following powers and authority which may be exercised by the Trustee at any time and from time to time as may be deemed advisable in the discretion of the Trustee, without the necessity of giving prior notice to any person and without the necessity of obtaining any court order therefor or in connection therewith:

          (a)  To employ any person or persons to handle the managing and maintaining of the Trust or any part thereof, including receipt and payment of money, without being liable for loss incurred thereby; and to engage attorneys,

accountants, agents, custodians and clerks and any such persons as the Trustee may deem advisable in the administration of the Trust, and to make such payment therefor as the Trustee may deem reasonable, and to charge the expense therefor to income of the Trust and to delegate to such persons any discretions which the

Trustee may deem proper;

          (b)  To keep any or all of the Trust Assets at any place or places in the United States, or with a depository or custodian at such place or places;

          (c)  To exercise all powers and authority, including any discretion conferred upon the Trustee in this Trust Agreement, after the termination of the

Trust and until the same is fully distributed;

          (d)  To execute and deliver agreements, assignments, bills of sale,

contracts, deeds, notes, powers of attorney, receipts, and other instruments in writing which in its judgment are necessary or desirable for the proper or advantageous management, investment and discharge of the Trust or for the exercise of any power or authority conferred upon it in this Trust Agreement;

          (e)  To determine in accordance with applicable rules of law the manner of ascertainment of income and principal and the allocation or apportionment between income and principal of all receipts and disbursements;

          (f)  To enter into such other arrangements with third parties as are deemed by the Trustee to be useful in carrying out the purposes of the Trust

(possibly including, without limitation, engaging a person having trust powers to act as paying agent, depository or custodian); and

          (g)  To perform any and all other acts in the Trustee's judgment necessary or appropriate for the proper and advantageous management and distribution of the Trust.



     5.02 Additional Administration Provisions.

          (a)  The powers herein granted to the Trustee may be exercised in whole or in part at any time and from time to time and shall be deemed to be supplementary to and not exclusive of the general powers of trustees pursuant to law and shall include all powers necessary to carry the same into effect.  The enumeration of specific powers herein shall not be construed in any way to limit or affect the general powers herein granted.  In the exercise of each such power, whether specific or general, the Trustee shall be required to use the degree of judgment and care which a prudent person would use if he were the owner of the assets, having due regard for the preservation of the assets and the value thereof and the amount of income to be derived therefrom.  Within the scope of the discretion allowed to the Trustee, its judgment as to the advisability and mode of exercising any such power shall be final and conclusive upon all persons interested or who may become interested in the Trust Agreement.

          (b)  Anyone dealing with the Trustee need not take notice of this instrument or see to the application of any payment or property delivered to the

Trustee.

          (c)  The accounting period for the Trust shall be the Company's fiscal year.

          (d)  The Trustee shall timely file or shall deliver to the Company such documents and other information as the Company may reasonably require in order to permit it to timely file such income tax and other returns and statements as are required to comply with applicable provisions of the Internal

Revenue Code and of any state law and the regulations promulgated thereunder.


                                   ARTICLE VI
                                     TRUSTEE

     6.01 Number.  There shall be at least one, but no more than three, Trustees at all times.

     6.02 Term of Service.

          (a)  The Trustee (or any of them) shall serve until death or resignation pursuant to Subsection (b) below or removal pursuant to Subsection

(c) below.

          (b)  Any Trustee may resign at any time by written notice to each of the remaining Trustees (if any) and the Company.  Such notice shall specify a date when such resignation shall take effect, which shall not be less than ninety (90) days after the date such notice is given.

          (c)  Any Trustee may be removed by the Company for any reason upon thirty (30) days' advance notice, provided that the Company obtains the prior consent of Participants and/or Beneficiaries holding at least fifty-one percent

(51%) of the value of all remaining benefits owed to the Participants and

Beneficiaries under the terms of the Plan, such removal to take effect at such time as the Company shall determine.

     6.03 Appointment of Additional or Successor Trustee.

          (a)  In the event there are less than three Trustees at any time, the

Company may appoint an additional Trustee and, if there are no Trustees, the

Company shall appoint a Trustee,   provided that the Company obtain the prior

consent of Participants and/or Beneficiaries holding at least fifty-one percent

(51%) of the value of all remaining benefits owed to the Participants and

Beneficiaries under the terms of the Plan.

          (b)  Immediately upon the appointment of any successor Trustee, all rights, titles, duties, powers and authority of the predecessor Trustee hereunder shall be vested in and undertaken by the successor Trustee without any further act.  No successor Trustee shall be liable personally for any act or omission of his predecessor.

      6.04 Liability of Trustee.  No Trustee shall be liable to the Trust, any

Participant or Beneficiary, or any other person except for such Trustee's own gross negligence or willful misconduct.

     6.05 Compensation and Expenses of Trustee.

          (a)  The Trustee shall receive reasonable compensation from the

Company (out of the assets of the Trust) for its services as Trustee.

          (b)  All out-of-pocket costs and expenses incurred by the Trustee in connection with the performance of its duties hereunder shall be promptly reimbursed to the Trustee by the Company (out of the assets of the Trust).

     6.06 Indemnification of Trustee.  The Trustee shall be indemnified by the

Trust to the fullest extent that a corporation organized under Delaware law is from time to time entitled to indemnify its directors against any and all liabilities, expenses, claims, damages or losses incurred by it in the performance of its duties hereunder, except any such liability, expense, claim,

damage or loss as to which it is liable under Section 6.04.

                                   ARTICLE VII
                               GENERAL PROVISIONS

     7.01 Irrevocability.  The Trust is irrevocable.

     7.02 Termination.  The Trust shall automatically terminate on the date (the

"Termination Date") on which the earlier of the following events occurs:

          (a)  all payments and obligations under the Plan are paid in full; or

          (b)  twenty-one (21) years pass after the death of the last survivor of all of the Participants and Beneficiaries living on the date hereof.

     The Trust may not terminate before the Termination Date.

     7.03 Amendments.  The Company and the Trustee may, from time to time, amend this Trust Agreement.  All such amendments must be made in writing.

Notwithstanding the foregoing, no such amendment to this Trust Agreement shall be permitted if the effect of such amendment would be to impair the rights of any Participant or his Beneficiaries with respect to the amount credited to such

Participant's Accounts before the date of such amendment.

      7.04 Severability.  Should any provision in this Trust Agreement be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any and all other provisions of this Trust Agreement.

     7.05 Counterparts.  This Trust Agreement may be executed in any number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

     7.06 Successors and Assigns.  The provisions of this Trust Agreement shall be binding upon and inure to the benefit of the Company, the Trust, the Trustee,

and their respective successors and assigns, except that neither the Company,

the Trust, nor the Trustee may assign or otherwise transfer any of its rights or obligations under this Trust Agreement other than by operation of law pursuant to the terms of this Trust Agreement.

     7.07 Entire Agreement; No Waiver.  The entire agreement of the parties relating to the subject matter of this Trust Agreement is contained herein, and this Trust Agreement supersedes any prior oral or written agreements concerning the subject matter hereof.  No failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or of any other right, power or privilege.

The rights and remedies herein provided are cumulative and are not exclusive of rights under law or in equity.



     7.08 Headings.  The headings used in the Trust Agreement are inserted for convenience only and neither constitute a portion of this Trust Agreement nor in any manner affect the construction of the provisions of this Trust Agreement.

     7.9 Governing Law.  This Trust Agreement shall be governed by, administered under, and construed in accordance with, the laws of the State of Maryland.

     7.10 No Bond Required.  Notwithstanding any state law to the contrary, each

Trustee (including any successor Trustee) shall be exempt from giving any bond or other security in any jurisdiction.

                                   ARTICLE VIII
                              SPENDTHRIFT PROVISION

     Subject to the provisions of Article IX, the Trust Assets shall not be subject to any claims of any creditor of any Participant or Beneficiary, or subject to any claims for alimony or separate maintenance of any Participant or

Beneficiary, and may not be transferred or encumbered by any Participant or

Beneficiary.  No Participant or Beneficiary shall have any beneficial ownership in or preferred claim on any of the Trust Assets, and such property shall not be available to any Participant or Beneficiary in any manner other than pursuant to the terms of the Plan.

                                   ARTICLE IX
                     INSOLVENCY OR BANKRUPTCY OF THE COMPANY

     9.01 Trust Assets Subject to the Company's Creditors.  This Trust shall be irrevocable during its term, and during the term the Company shall have no interest in the Trust Assets which can be assigned, transferred or encumbered in any way.  Notwithstanding the foregoing, the Trust Assets shall be subject to the claims of the Company's creditors for the satisfaction of any judgment in bankruptcy and shall be available to the Company's creditors in the event that the Company becomes incapable of providing for its liabilities as they become due or in the event that the assets of the Company are placed under the control of a trustee or other official appointed to take control of the Company's assets in an insolvency proceeding.

     9.02 Insolvency Defined.  For the purpose of this Trust Agreement, the term insolvency shall mean the failure of the Company to pay its debts as they become due or the filing by the Company of a petition for relief in bankruptcy or the filing by the Company of a petition seeking any reorganization, arrangement,

composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, or the filing by the Company of any answer admitting or not contesting the material allegations of a petition against it in any such proceeding, or the seeking by the Company or consenting to or acquiescence in the appointment of any trustee, receiver or liquidator of the Company or of any material part of the Company's property.

     9.03 Duty to Inform Trustee of Insolvency.  The Company shall promptly inform the Trustee of the existence of a condition set forth in Section 9.02.

If such a condition occurs, the Trustee shall suspend payments to the

Participants and Beneficiaries and shall hold the Trust Assets for the benefit of the Company's general creditors.  Moreover, if the Trustee receives other written allegation of the Company's insolvency, the Trustee shall suspend payments to the Participants and Beneficiaries, hold the Trust Assets for the benefit of the Company's general creditors, and determine within thirty (30)

days whether the Company is insolvent.  The Company shall fully cooperate with the Trustee in providing the Trustee with all information requested by the

Trustee in order to enable the Trustee to make such determination.  The Trustee shall resume payments to Participants and Beneficiaries, including any suspended payments, if it determines the Company is solvent.  In the case of the Trustee's actual knowledge of or determination of the Company's insolvency, the Trustee shall deliver Trust Assets to satisfy claims of the Company's general creditors as directed by a court of competent jurisdiction.

                                     ARTICLE X
                                  GRANTOR TRUST

     It is understood and agreed that the Trust created hereunder shall be treated as a grantor trust under Section 671 of the Internal Revenue Code of

1986, as amended, so that the income or losses of the Trust shall be treated as income or losses of the Company for federal income tax purposes.



































                      (Signatures follow on following page)

      IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust

Agreement to be executed by their respective duly authorized officers, all as of the day and year first above written.

                         TRUSTOR

                         CRIIMI MAE MANAGEMENT, INC.
[Seal]



                         By:  /s/ H. William Willoughby
                              ---------------------------
                              H. William Willoughby
                              President


                         TRUSTEE


                         Richard J. Palmer, as Trustee


[Seal]                   By:  /s/ Richard J. Palmer
                              -------------------------------
                              Richard J. Palmer

                                    EXHIBIT A


                           CRIIMI MAE Management, Inc.
                      Executive Deferred Compensation Plan
                               dated June 30, 1995


     CRIIMI MAE Management, Inc. (the "Company") has adopted this Plan in consideration of the services of William B. Dockser and H. William Willoughby

(the "Participants") to its predecessor corporations and in consideration of the

Participants' continued employment by CRIIMI MAE Management, Inc.

     Each payment of, or in lieu of, interest and/or principal, received with respect to the Amended and Restated Promissory Note dated as of March 27, 1995,

as amended by an Allonge dated June 23, 1995, payable by C.R.I., Inc. to CRI/AIM

Management, Inc., in the current principal amount of $5,002,183.00 (the "CRI

Note") will, within six business days after receipt, be distributed fifty percent to William B. Dockser and fifty percent to H. William Willoughby.  Any expenditures payable by the Company with respect to the Trust shall be deducted from amounts received with respect to the Note.  The burden of such deductions shall be borne by the Participants (or their Beneficiaries) in preparation to the amounts otherwise payable to them.  The principal payments with respect to the CRI Note are being paid with respect to the services of the Participants in connection with the merger of the Company with two other corporations.  The interest payments with respect to the CRI Note are being paid with respect to the Participants' ongoing services to the Company.  In the event of the death of either Willoughby or Dockser, all amounts payable to such decedent shall be payable to his Beneficiary who shall be:  (a) the person designated by him in his Last Will and Testament, or (b) in the absence of any such designation, to any person designated by such decedent in a written notice to the Company, or

(c) in the absence of such designation, to his surviving spouse for her lifetime, or (d) after the death of his surviving spouse (or if there is no surviving spouse) and in the absence of any designation either in his Last Will and Testament or to the Company, to the recipients of his residuary estate.

     In the event either Willoughby or Dockser leaves the employ of the Company for reasons other than Termination by Death, Termination for Permanent

Disability, Termination Without Cause, or Involuntary Resignation (as defined in a separate employment agreement between the Company and the Participant)

he (the"Retiree") shall have no further right to interest payments with respect to the CRI Note and the interest payments (or payments in lieu of interest) to which he would otherwise be entitled shall be paid over to the

Company.  In such event the Retiree and his Beneficiaries shall, however,

continue to be entitled to receive payments of, or in lieu of, principal with respect to the CRI Note.

     In the event the CRI Note is prepaid in part and one, but not both, of the

Participants has left the employ of the Company  for reasons other than

Termination by Death, Termination for Permanent Disability, Termination Without

Cause, or Involuntary Resignation, then the principal portion of the prepayment shall be distributed first to such Retiree and his Beneficiaries to the extent of fifty percent of the original principal balance of the Note less any principal payments previously distributed to such Retiree and his Beneficiaries,

and second, any balance of such prepayment shall be distributed to the other

Participant and his Beneficiaries.  After any such prepayment the interests of the Participants and their Beneficiaries in payments with respect to the CRI

Note shall be equitably adjusted to take into account such prepayment.  In all events, a Participant (and his Beneficiaries) who either remains employed by the

Company or has left the employ of the Company due to Termination by Death,

Termination for Permanent Disability, Termination Without Cause or Involuntary

Resignation, shall continue to be entitled to receive all interest payments on the CRI Note attributable to his interest in the principal balance of the CRI

Note.

     The benefits under this Plan are limited to collections with respect to the

CRI Note.  There is no assurance that any particular payments due with respect to the CRI Note will be collected.  In the absence of such collections, no payments will be due the Participants or their Beneficiaries.

     Rights under this Plan are not assignable.  No assignment of any rights hereunder shall have any force or effect.